PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is providing financing to facilitate the $30.7 million acquisition and rehabilitation of two apartment communities located in Crystal Lake, Illinois. The Villager Apartments, an age-restricted community, and Briarwood West Apartments, designed for families, are located within four miles of one another. The properties consist of a total 116 units scattered over 17 one- and two-story buildings on nearly 17 acres of land.

Originally constructed in 1983, both properties will undergo an extensive rehabilitation while remaining affordable to residents in the community. Renovations will include upgrades to unit interiors and site improvements inclusive of amenity spaces and outdoor areas. Residents of the properties are served by the two Metra train stations located in Crystal Lake, which provide service to Chicago along the Union Pacific Northwest line.

HIT ROLE	The HIT provided $16.5 million in financing for The Villager and Briarwood West through the purchase of Illinois Housing Development Authority Multifamily Revenue Bonds. This commitment represents the HIT’s 123rd investment in Illinois.
PARTNERS	Illinois Housing Development Authority
SOCIAL IMPACT	In addition to the economic impacts below, all 116 units will be restricted to households at or below 80% of area median income with 12 of the units restricted to households at or below 40% of area median income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $16.5 Million	Total Development Cost $30.7 Million	116 Units (100% affordable)	66,490 Hours of Union Construction Work Generated	$3.2 Million Tax revenue generated	$22.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | The Villager & Briarwood West Apartments – Crystal Lake, IL

“The McHenry Building and Construction Trades Council are proud to partner with the HIT to supply a 100% union workforce to rehabilitate the 116-unit Villager/Briarwood Project. Their investment ensures that our unions get the work and strengthen our community.”

— Brian McSherry, President McHenry County Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com